SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C. 20549-1004

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported) May 14, 2003
                       -------------------
                  Commission File Number 1-5324
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                       NORTHEAST UTILITIES
                      --------------------
     (Exact name of registrant as specified in its charter)


       MASSACHUSETTS                               04-2147929
    ----------------------                        ---------------
     (State or other jurisdiction of       (I.R.S. Employer incorporation or
             organization)                         Identification No.)

 174 BRUSH HILL AVENUE, WEST SPRINGFIELD, MASSACHUSETTS    01090-0010
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      (Address of principal executive offices)             (Zip Code)

                         (413) 785-5871

      (Registrant's telephone number, including area code)

                         Not Applicable
                         --------------
      (Former name or former address, if changed since last report)

ITEM 5.  Other Events

On May 14, 2003, NRG Energy, Inc. and certain of its U.S. affiliates, including NRG Power Marketing, Inc. (NRG-PM)filed voluntary petitions for reorganization under the Bankruptcy Code in the Southern District of New York. Also on May 14, NRG-PM notified The Connecticut Light & Power Company (CL&P) that it would terminate a contract under which NRG-PM is obligated to supply 45% of CL&P's standard offer service load requirement through the end of 2003 at an average cost of approximately $0.045 per kilowatt hour (kWh).

CL&P has been involved in several disputes with NRG-PM over the terms of this contract, including the parties'respective liabilities for congestion costs and station service charges. NRG-PM alleges that CL&P is in breach of contract due to steps CL&P took pursuant a Connecticut Department of Public Utility Control (DPUC) decision regarding liability for locational marginal pricing costs.

CL&P intends to vigorously oppose NRG-PM's action and will seek enforcement of the contract in the appropriate forum. It will work closely with the DPUC and the Connecticut Attorney General in these efforts. Should the contract be terminated either because of the suit or due to NRG-PM's bankruptcy, CL&P would obtain alternate sources of supply through the ISO-New England market or, if appropriate, through a new competitive supplier at costs which are likely to reflect today's higher energy prices. If CL&P is required to seek alternative sources of supply, it will pursue recovery from NRG-PM of any additional costs.

CL&P would seek permission from the DPUC to flow through any additional energy charges to its customers pending recovery of such costs from NRG-PM. Management believes that recovery of these costs from its customers would be consistent with the provisions of Connecticut's electric utility restructuring legislation and the DPUC's prior decisions.

Neither CL&P nor its parent company Northeast Utilities can predict the outcome of NRG-PM's bankruptcy filing or lawsuit.

Reference is made to Item 1. "Business-Rates and Electric Utility
Restructuring-Connecticut Rates and Restructuring" and Item 3
"Legal Proceedings" in Northeast Utilities and CL&P's Annual Reports on Form 10-K for 2002 and their Quarterly Reports on Form 10-Q for the period ended March 31, 2003 for further information about these matters.

                            SIGNATURE

     Pursuant to the requirements of the Securities and Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         NORTHEAST UTILITIES
                          (Registrant)


                                 By:  /S/ Randy A. Shoop
                                      Name:  Randy A. Shoop
                              Title:  Assistant Treasurer -Finance


Date:  May  14, 2003